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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 16, 1999

SUPERIOR BANK FSB (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 1999, providing for the issuance of AFC Mortgage Loan Asset Backed Certificates, Series 1999-1)

                                Superior Bank FSB

            (Exact name of registrant as specified in its charter)

       United States                333-61691            36-1414142
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(State or Other Jurisdiction        (Commission          (I.R.S. Employer
of Incorporation)                   File Number)         Identification Number)

One Lincoln Centre
Oakbrook Terrace, Illinois                               60181
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(Address of Principal                                    (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (630) 916-4000
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Item 2.  Acquisition or Disposition of Assets

Description of the Certificates, Group 1 and Group 2

         On February 24, 1999 a single series of certificates, entitled AFC Mortgage Loan Asset Backed Certificates, Series 1999-1 (the "Certificates") were issued pursuant to a pooling and servicing agreement (the "Agreement"), dated as of February 1, 1999, among Superior Bank FSB, as depositor (the "Depositor") and servicer (the "Servicer") and LaSalle National Bank, as trustee (the "Trustee").

         On March 16, 1999, following the closing of the initial issuance of the Certificates, pursuant to the Agreement, the Trustee purchased from the Depositor Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $48,675,267.19 with respect to Group 1 with funds on deposit in the Group 1 Pre-Funding Account and $51,038,637.78 with respect to Group 2 with funds on deposit in the Group 2 Pre-Funding Account, each established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated March 16, 1999, between the Depositor and the Trustee (the "March 16 Instrument"). Attached to the March 16 Instrument are the Mortgage Loan Schedules with respect to Group 1 and Group 2 listing the related Subsequent Mortgage Loans that are the subject of such March 16 Instrument.

      Items 3 through 6 and Item 8 are not included because they are not applicable.

      Item 7. Financial Statements and Exhibits

            (a) Not applicable

            (b) Not applicable

            (c) Exhibits

                  4.1 Subsequent Transfer Instrument, dated March 16, 1999, between Superior Bank FSB, as Depositor and LaSalle National Bank, as Trustee.


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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SUPERIOR BANK FSB


                                        By:  /s/ William C. Bracken
                                           -------------------------------------
                                          Name:  William C. Bracken
                                          Title: Senior Vice President
                                                 and Chief Financial Officer

Dated: March 16, 1999
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                                  EXHIBIT INDEX

 Exhibit No.
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     4.1  Subsequent Transfer Instrument, dated March 16, 1999, between Superior
          Bank FSB, as Depositor and LaSalle National Bank, as Trustee.